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                                                                Exhibit 10.24(a)

                              FIRST AMENDMENT TO

                   AMENDED AND RESTATED EMPLOYMENT AGREEMENT

     This First Amendment to Amended and Restated Employment Agreement (the "Amendment") is made and entered into as of the 12th day of June, 2001, by and between Casey's General Stores, Inc., an Iowa corporation (the "Company") and John G. Harmon ("Harmon").

     WHEREAS, the Company and Harmon are parties to an Amended and Restated Employment Agreement dated as of October 24, 1997 (the "Original Agreement"), providing for Harmon's employment as Corporate Secretary of the Company under the terms and conditions set forth therein; and

     WHEREAS, the Original Agreement provides for Harmon to be employed thereunder until August 1, 2001; and

     WHEREAS, the Company and Harmon have agreed to extend the term of the Original Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, the parties hereto agrees as follows:

     1.   Amendment of Section 2 of Original Agreement. Section 2 of the
          --------------------------------------------
Original Agreement is hereby amended to read as follows:

          2.   Employment and Term.  The Company agrees to employ Harmon, and
               -------------------
               Harmon agrees to serve the Company, as Corporate Secretary of the Company until August 1, 2004, unless his employment is otherwise terminated as provided herein; provided, however, that in the event of a Change of Control during the foregoing Employment Period, this Agreement shall continue in full force and effect for an additional period of three (3) years following the expiration of the Employment Period (until August 1, 2007).

     2.   Ratification.  Except as set forth herein, the terms and conditions of
          ------------
the Original Agreement are hereby ratified, confirmed and approved.

     3.   Effective Date of Amendment. The Amendment provided for herein shall
          ---------------------------
be deemed effective as of June 12, 2001.
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   IN WITNESS WHEREOF, the respective parties have caused this Amendment to be executed as of the day and year first above written.


                                             CASEY'S GENERAL STORES, INC.


                                        By:  /s/ Ronald M. Lamb
                                             -----------------------------------
                                             Ronald M. Lamb, President and Chief
                                             Executive Officer

ATTEST:



By:  /s/ Eli J. Wirtz
     ---------------------------------
     Eli J. Wirtz, Assistant Secretary



                                             /s/ John G. Harmon
                                             ------------------
                                             John G. Harmon